Exhibit 99.1

World Quantum Growth Acquisition Corp. Announces Adjournment of Extraordinary General Meeting of Shareholders and Determination to Liquidate the Company and Delist

New York, NY, February 9, 2023 – World Quantum Growth Acquisition Corp. (the “Company”) announced that it convened and then adjourned, without conducting any business, its extraordinary general meeting of shareholders (the “Meeting”). The Meeting has been adjourned indefinitely.

Because the Company does not believe it will be able to complete an initial business combination by the time period required by its Amended and Restated Memorandum and Articles of Association (the “Articles”), the board unanimously determined it is in the best interest of the Company to liquidate and redeem all of the Company’s Class A ordinary shares (the “Public Shares”) effective as of February 24, 2023 (the “Mandatory Redemption”). Before deducting taxes payable, if any, and up to $100,000 of interest earned on the funds held in the trust account in accordance with the Articles and the related trust agreement, the estimated per-share redemption price for the Public Shares is expected to be approximately $10.29, based on funds held in the trust account as of February 9, 2023. There will be no redemption rights or liquidating distribution with respect to the Company’s warrants, which will expire worthless upon completion of liquidation.

On February 9, 2023, the Company notified the New York Stock Exchange (“NYSE”) of the Mandatory Redemption and requested that NYSE (i) suspend trading of the Public Shares, redeemable warrants, each exercisable for one Public Share at an exercise price of $11.50 per share, subject to adjustment (the “Redeemable Warrants”), and units, each consisting of one Public Share and one-half of one Redeemable Warrant (collectively with the Public Shares and the Redeemable Warrants, the “Securities”), effective before the opening of trading on February 14, 2023, and (ii) file with the Securities and Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

About World Quantum Growth Acquisition Corp.

The Company is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is sponsored by World Quantum Growth Acquisition LLC, a Cayman Islands limited liability company that was organized by, and to which the initial capital was contributed by, Xavier Rolet KBE, Serge Harry, Antoine Shagoury and Michel Brogard, among others. Although the Company will not be limited to a particular industry or geographic region in its identification and acquisition of a target company, the Company believes the financial services and the financial technology sectors in the U.S. and EMEA as well as relevant technology firms supporting these sectors present particularly attractive investment opportunities.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Mandatory Redemption and the expected delisting and deregistration of the Securities. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On January 23, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: World Quantum Growth Acquisition Corp, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Contact:

Serge Harry

World Quantum Growth Acquisition Corp., Chief Financial Officer

info@wquantumga.com